PLAN OF MERGER BETWEEN
              AMERICAN FIRE RETARDANT CORP. (A NEVADA CORPORATION)
                                      AND
            GLOBAL MATERIALS & SERVICES, INC. (A FLORIDA CORPORATION)

     AMERICAN FIRE RETARDANT CORP., a Nevada corporation ("AFRC") and GLOBAL MATERIALS & SERVICES INC., a Florida corporation ("Global Materials"), hereby agree as follows:

     1.     Plan  Adopted.  A  plan  of merger merging AFRC with and into Global
            -------------
Materials (this "Plan of Merger"), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the "NRS"), Section 607.1101 of the Florida
Statutes and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

          (a) AFRC shall be merged with and Global Materials, to exist and be governed by the laws of the State of Florida.

          (b) Global Materials shall be the Surviving Corporation (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of AFRC shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of AFRC and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Florida, if any.

          (e) The Surviving Corporation will carry on business with the assets of AFRC, as well as the assets of Global Materials.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Sections 92A.300 - 92A.500, inclusive, of the Nevada Revised Statutes.

          (g) The stockholders of AFRC will surrender all of their shares in the manner hereinafter set forth.

          (h) In exchange for the shares of AFRC surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common stock.

     2.     Effective  Date.  The  effective  date of the Merger (the "Effective
            ---------------
Date") shall be the date of the filing of Articles of Merger AFRC and Global Materials in the States of Florida and Nevada.

     3.     Submission  to Stockholders.  This Plan of Merger shall be submitted
            ---------------------------
for approval separately to the stockholders of AFRC and Global Materials in the manner provided by the laws of the States of Florida and Nevada.

     4.     Manner of Exchange.  On the Effective Date, the stockholders of AFRC
            ------------------
shall surrender their stock certificates to AFRC in exchange for shares of the Surviving Corporation to which they are entitled.

     5.     Basis  of  Exchange.  The  holders  of  shares  of the common stock,
            -------------------
$0.0001 par value per share, of AFRC shall be entitled to receive, in exchange for all the outstanding stock of AFRC, an amount of stock so that after the issuance thereof, such holders of AFRC stock will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, no par value per share. The holders of shares of the common stock, par value $0.0001 per share, of AFRC, shall be entitled to receive one share of the common stock, no par value per share, of Global Materials for every share of the common stock of AFRC held by the common stockholders of AFRC.

     6.     Shares of the Surviving Corporation Held by the Current Stockholders
            --------------------------------------------------------------------
of Global  Materials. The presently outstanding one share of the common stock of
---------------------
Global  Materials  will  be  cancelled.

     7.     Directors  and  Officers.
            ------------------------

          (a) The present Board of Directors of AFRC shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date, are executive or administrative officers of Global Materials shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

     8.     Articles  of Incorporation.  The Articles of Incorporation of Global
            --------------------------
Materials, existing on the Effective Date and reflecting the change of the corporate name to Global Materials and other provisions, a copy of which are attached hereto as Exhibit A and incorporated herein for all purposes, shall
                      ----------
continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.     Bylaws.  The  Bylaws  of  Global Materials existing on the Effective
            ------
Date,  a  copy of which is attached  hereto as Exhibit B and incorporated herein
                                               ---------
for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

          (a)     Copies  of  the Plan of Merger.  A copy of this Plan of Merger
                  ------------------------------
is on file at 9316 Wheatlands Road, Suite C, Santee, California 92071, the principal offices of AFRC, and 9316 Wheatlands Road, Suite C, Santee, California 92071, the principal offices of Global Materials. A copy of this Plan of Merger will be furnished to any stockholder of AFRC or Global Materials, on written request and without cost.

     10.     Contractual  Consents  Needed.  The  parties to this Plan of Merger
             -----------------------------
shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

     11.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to AFRC, addressed to Mr. Stephen F. Owens at 9316 Wheatlands Road, Suite C, Santee, California 92071 and telephone number (619) 258-3640; and if to Global Materials, addressed to Mr. Stephen F. Owens at 9316 Wheatlands Road, Suite C, Santee, California 92071 and telephone number (619) 258-3640. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     12.     Legal  Construction.  In  case  any  one  or more of the provisions
             -------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     13.     Benefit.  All the terms and provisions of this Plan of Merger shall
             -------
be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     14.     Law Governing.  This Plan of Merger shall be construed and governed
             -------------
by the laws of the State of Florida, and all obligations hereunder shall be deemed performable in Florida.

     15.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     16.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Construction.  Whenever  used  herein,  the  singular  number shall
             ------------
include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     19.     Multiple  Counterparts.  This Plan of Merger may be executed in one
             ----------------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger on December 14, 2004.

                                      AMERICAN FIRE RETARDANT CORP.



                                      By
                                         ---------------------------------------
                                         Stephen F. Owens, President



                                      GLOBAL MATERIALS & SERVICES, INC.



                                      By
                                         ---------------------------------------
                                         Stephen  F.  Owens,  President



Attachments:
-----------
Exhibit A - Articles of Incorporation of Global Materials & Services, Inc. Exhibit B - Bylaws of Global Materials & Services, Inc.

                                    EXHIBIT A
                          ARTICLES OF INCORPORATION OF
                       GLOBAL MATERIALS & SERVICES, INC.,
                              A FLORIDA CORPORATION

                                [GRAPHIC OMITED]
                          FLORIDA DEPARTMENT OF STATE
                                 Glenda E, Hood
                               Secretary of State

December 17, 2004

GLOBAL MATERIALS & SERVICES, INC.
9316 WHEATLANDS ROAD
SUITE C
SANTEE, CA 92071


The Articles of Incorporation for GLOBAL MATERIALS & SERVICES, INC. were filed on December 16, 2004, and assigned document number P04000168963. Please refer to this number whenever corresponding with this office.

This document was electronically received and filed under FAX audit number H04000248460.

A corporation annual report/uniform business report will be due this office between January 1 and May 1 of the year following the calendar year of the file/effective date. A Federal Employer Identification (FBI) number will be required before this report can be filed. Please apply NOW with the Internal Revenue Service by calling 1-800-829-3676 and requesting form SS-4.

Please be aware if the corporate address changes, it is the responsibility of the corporation to notify this office.

Should you have any questions regarding corporations, please contact this office at the address given below.

Sincerely,

Claretha Golden
Document Specialist
New Filings Section
Division of Corporations                            Letter Number: 504AO0070271

                            ARTICLES OF INCORPORATION
                                       OF
                        GLOBAL MATERIALS & SERVICES, INC.

                                    ARTICLE I
                                      NAME

    The name of the Corporation shall be "Global Materials & Services, Inc."

                                   ARTICLE II
                                PRINCIPAL OFFICE

    The principal place of business and mailing address is 9316 Wheatlands Road, Suite C, Santee, California 92071.

                                  ARTICLE III
                                    PURPOSE

    The Corporation is organized for all legal purposes.

                                   ARTICLE IV
                                     SHARES

     1.     Authorized  Stock.  The total number of shares which the Corporation
            ------------------
shall be authorized to issue shall be 20,300,000,000, of which 19,800,000,000 shares shall be common shares, no par value per share (the "Common Stock"), and 500,000,000 shares shall be preferred shares, par value $0.001 per share (the "Preferred Stock.").

     2.     Preferred Stock. The Preferred Stock may be issued from time to time
            ----------------
in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and. by filing a certificate pursuant to the applicable section of the Florida Statutes (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)     The  dates  at  which  dividends,  if  any,  shall be payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other Corporation, and, if so, the specification of such other class or series of such other security, the conversion rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3. There is hereby designated a series of the preferred stock to be called the "Series A Preferred Stock" to consist of 200,000,000 shares and to have the following terms:

          (a)     Dividends.  Except  as  provided  herein,  the  holders  of
                  ----------
outstanding shares of the Series A Preferred Stock shall be entitled to receive cash stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Series A Preferred Stock or the common stock of the Company, no par value per share (the "Common Stock") are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors, "Market Value" with respect to any shares of the Series A Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

          (b)     Redemption  Rights.  Subject  to  the applicable provisions of
                  -------------------
Florida law, the Company, at the option of its directors, and with the consent of a majority of the stockholders of the Series A Preferred Stock, may at any time or from time to lime redeem the whole or any part of the outstanding Series A Preferred Stock. Any such redemption shall be pro rata with respect to all of the holders of the Series A Preferred Stock. Upon redemption the Company shall pay for each share redeemed the amount of $0,001 per share, payable in cash. Such redemption shall be on an all-or-nothing basis.

     At least 30 days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series A Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located. Such notice shall state the date fixed for redemption and the redemption price, and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the date fixed for redemption and stated in such notice, each holder of Series A preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, notwithstanding that the certificates evidencing any Series A Preferred Stock called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor.

     If, on or prior to any date fixed for redemption of Series A Preferred Stock, the Company deposits, with any bank or trust company as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to (the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company. If the holders of Series A Preferred Stock so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price.

          (c)     Liquidation  Rights.  Upon  the  dissolution,  liquidation  or
                  -------------------
winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.

               (i) The sale. conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the properly and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3.

               (ii) After the payment to the holders of shares of the Series A Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock 08 such shall have no right or claim to any of the remaining assets of the Company.

               (iii) In the event the assets of the Company available for distribution to the holders of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (d)     Conversion  of  Series  A  Preferred  Stock.  At any time, the
                  -------------------------------------------
holder of shares of the Series A Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the 10th anniversary of the Issue Date. In the event that the holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company. Any such conversion shall be upon the other following terms and conditions:

               (i)     Per  Share  Conversion  Rate.  Subject  to  adjustment as
                       ----------------------------
provided herein, each share of the Series A Preferred Stock shall be convertible into 10 fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

               (ii)     Adjustment of Par Share Conversion Rate for Dilution and
                        --------------------------------------------------------
Other  Events. In order to prevent dilution of the rights granted to the holders
-------------
of shares of the Series A Preferred Stock, the Per Share Conversion Rate will be subject to adjustment from time to time as follows:

                    (1)     Adjustment  of  Per  Share.  Conversion  Rate upon
                            --------------------------------------------------
Subdivision  or Combination  of  the  Common  Stock.  If the Company at any time
---------------------------------------------------
subdivides the Common Stock (by any Stock split, stock dividend, recapitalization or otherwise) into a greater number of shares, the Per Share
Conversion Rate in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines the Common Stock (by combination, reverse stock split or otherwise) into a. smaller number of shares, the Per Share Conversion Rate in effect immediately prior to such combination will be proportionately increased.

                    (2)          Reorganization.  Reclassification.
                                 ----------------------------------
Consolidation,  Merger,  or  Sale.  Any  recapitalization,  reorganization,
---------------------------------
classification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series A Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series A Preferred Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

                    (3)     Notices.  Immediately upon any adjustment of the Per
                            -------
Share Conversion Price, the Company will give written notice of such adjustment to each holder of shares of the Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment The Company will give written notice to each bolder of shares of the Series A Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

               (iii)     Purchase  Rights.  If  at  any time the Company grants,
                         ----------------
issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rate to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series A Preferred Stock immediately before the date on which a record is taken for me grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

               (iv)     Mechanics  of  Conversion.  To  convert  shares  of  the
                        -------------------------
Series A Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Pacific Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii)
                            -------------
surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series A Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, & certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled,

               (v)     Record  Holder. The person or persons entitled to receive
                       --------------
shares of the Common Stock issuable upon conversion of shares of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

               (vi)     Fractional  Shares. The Company shall not be required to
                        ------------------
issue any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series A Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

               (vii)     Reissuance  of  Certificates.  In  the  event  of  a
                         ----------------------------
conversion of less than all of the shares of the Series A Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series A Preferred Stock a new Series A Preferred Stock Certificate representing the remaining shares of the Series A Preferred Stock which were not corrected.

          (e)     Reservation  of  Shares.  The Company shall, so long as any of
                  -----------------------
the shares of the Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series A Preferred Stock.

          (f)     Preferred Status. The rights of the shares of the Common Stock
                  ----------------
shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution end winding up of the Company described in Paragraph 3 above.

          (g)     Restriction  on  Dividends.  If  any  shares  of  the Series A
                  --------------------------
Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock, Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each holder of shares of the Series A Preferred Stock an amount in cash equal to the amount such bolder would have received had all of such holder's shares of the Series A Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

          (h)     Vote  to  Change  the  Terms  of the Series A Preferred Stock.
                  -------------------------------------------------------------
Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

          (i)     Lost  or  Stolen  Certificates. Upon receipt by the Company of
                  ------------------------------
evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series

A Preferred Stock Certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series A Preferred Stock into the Common Stock.

          (j)     Voting.  On  all matters submitted to a vote of the holders of
                  ------
the Common Stock, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 10. If no such record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. The holders of Series A Preferred Stock shall not vote as a separate class, but shall vote with the holders of the Common Stock. Except as otherwise may be provided by law, the holders of the Series A Preferred Stock shall be entitled to one vote on all matters submitted to the vote of the holders of the Preferred Stock.

     4.     Common Stock. The Common Stock shall be subject to the express terms
            ------------
of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each Other share of the Common Stock, The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     5.     Voting  Rights.   Except  as  may  be  provided in these Articles of
            --------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     6.     Denial  of  Preemptive  Rights.  No  stockholder  of the Corporation
             -----------------------------
shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Corporation, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                   ARTICLE VI
                                REGISTERED AGENT

     The Corporation's registered agent in the state of Florida is Capitol Corporate Services, Inc. The address is 1333 N. Duval Street, Tallahassee, Florida 32303

                                  ARTICLE VII
                                  INCORPORATOR

     The Name and address of incorporator is: Norman T. Reynolds, Esq., 815 Walker Street, Suite 1250, Houston Texas 77002.

                                  ARTICLE VIII
                              ELECTION OF DIRECTORS

     1.     Number.   The  number of directors constituting the initial Board of
            ------
Directors is three. The business and affairs of the Corporation shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.     Vacancies.  Except  as  otherwise provided for herein, newly created
            ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.     Removal of Directors.  Except as otherwise provided in any Preferred
            --------------------
Stock Designation, any director may be removed from office only by the affirmative vote of the Board of Directors or the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Corporation entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                                  ARTICLE VIII
                            MEETING OF STOCKHOLDERS

     Meetings of stockholders of the Corporation (the "Stockholder Meetings") may he held within or without the State of Florida, as the Bylaws of the Corporation (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

                                   ARTICLE IX
                            LIMITATION OF LIABILITY

     Except as otherwise provided in the Florida Statutes, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 607.0834 of the Florida Statutes.

     If the Florida Statutes are amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the Florida Statutes, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                    ARTICLE X
                                INDEMNIFICATION

     1.     Discretionary  Indemnification.  (a)  The  Corporation may indemnify
            ------------------------------
any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he; (i) is not liable pursuant to Section 607-0831 of the Florida Statutes; or (ii) acted in good faith and in a manner which be reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 607.083 3 of the Florida Statutes or did not act in good faith and in 8 manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the act that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 607.0831 of the Florida Statutes; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

     2.     Determination  of  Discretionary Indemnification.  Any discretionary
            ------------------------------------------------
indemnification pursuant to Section 1 of this Article "Indemnification", unless ordered by a court or advanced pursuant to this Section 2, may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)     By  the  stockholders;

          (b) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

          (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

     3.     Mandatory Indemnification.   To the extent that a director, officer,
            -------------------------
employee or agent of the Corporation has been successful on the merits or otherwise In defense of any action, suit or proceeding referred to in Section 1 of this Article "Indemnification", or in defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

     4.     Non-Exclusivity.  The  indemnification  and  advancement of expenses
            ---------------
authorized in or ordered by a court pursuant to this Article:

          (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except, that indemnification, unless ordered by a court pursuant to
Section  1  of this Article, or for the advancement of expenses made pursuant to
Section 2 of this Article may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

     5.     Insurance.  The  Corporation  may purchase and maintain insurance or
            ---------
make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent or arising out of his status as such, whether or not the Corporation has the authority to indemnify him against such liability expenses.
  -

                                   ARTICLE XI
                        AMENDMENT OF CORPORATE DOCUMENTS

     1.     Articles  of  Incorporation.  Whenever  any  vote  of the holders of
            ---------------------------
voting shares of the capital stock of the Corporation is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Corporation, voting together as a single class.

     Subject to the provisions hereof, the Corporation reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Florida at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

     2.  Bylaws. In addition to any affirmative vote required by law, any change
         ------
of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Corporation, voting together as a single class.

                                   ARTICLE XII
                                    EXISTENCE

     The Corporation is to have perpetual existence.

     Having been names as registered agent to accept service of process for the above stated Corporation at the place designated in this certificate, I am familiar with and accept the appointment as registered agent and agree to act in this capacity.


/s/ signature illegible                                 12/14/04
-------------------------------------------------       ------------------------
Signature/  Registered  Agent                           Date


/s/ signature illegible                                 12-15-04
-------------------------------------------------       ------------------------
Signature/Incorporator                                  Date

                                  ATTACHMENT A
                        GLOBAL MATERIALS & SERVICES, INC.
                                CONVERSION NOTICE

     In accordance with and pursuant to the provisions of the Certificate of Designation Establishing Series A Preferred Stock of Global Materials & Services, Inc., the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $0.001 per share, of Global Materials & Services, Inc. (the "Company"), indicated below into shares of the Common Stock, no par value per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series A Preferred Stock specified below as of the date specified below.

     The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series A Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series A Preferred Stock:

               THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date of Conversion:
                    -----------------------------

Number of shares of the Series A Preferred Stock to be converted:

-------------------------------------

Stock certificate no(s), of the shares of the Series A Preferred Stock to be converted:

---------------------------

Per Share Conversion Price:
                            ----------------------------------------

Number of shares of the Common Stock to be issued:

------------------------------------------

Name in which shares of the Common Stock are to be issued:

------------------------------------------
Signature

------------------------------------------
Printed Name and Address

                                    EXHIBIT B
                                    BYLAWS OF
                       GLOBAL MATERIALS & SERVICES, INC.,
                              A FLORIDA CORPORATION

                                    BYLAWS OF
                        GLOBAL MATERIALS & SERVICES, INC.


                                    ARTICLE I
                                     OFFICES

          1.1.     Principal Office.  The principal office of GLOBAL MATERIALS &
                   ----------------
SERVICES, INC. (the "Company") shall be the principal office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the Florida Statutes (the "Articles of Incorporation").

          1.2.     Other  Offices.  The  Company  may  also have offices at such
                   --------------
other places both within and without the State of Florida as the Board of Directors of the Company (the "Board of Directors") may determine from time to time or as the business of the Company may require.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

          2.1.     Place  of  Meetings.  Meetings  of the Company's shareholders
                   -------------------
shall be held at such place within or without the State of Florida as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company. Special meetings of shareholders may be held at such place within or without the State of Florida, and at such time as shall be stated in the notice of the meeting or in a duly executed waver of notice thereof.

          2.2.     Annual  Meeting.  An  annual meeting of the shareholders, for
                   ---------------
the election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of shareholders. At the annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

          2.3.     Special  Meetings.  Subject  to  the rights of the holders of
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any  series  of  the  Company's preferred stock, par value $0.001 per share (the
"Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Florida (a "Preferred Stock Designation"), special meetings of the shareholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the Florida Statutes (the "Act"). If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

          2.4.     Notice  of  Meeting.  Written  or  printed  notice  of  all
                   -------------------
meetings, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a shareholder when deposited in the United States mail addressed to such shareholder at such shareholder's address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

          2.5.     Registered  Holders  of  Shares;  Closing  of  Share Transfer
                   -------------------------------------------------------------
Records;  and  Record  Date.
---------------------------

               (a)     Registered Holders as Owners.  Unless  otherwise provided
                       ----------------------------
under the Act, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering


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into  agreements  with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

               (b)     Record Date.  For the purpose of determining shareholders
                       -----------
entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

     If the Board of Directors does not fix a record date for any meeting of the shareholders, the record date for determining shareholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph
7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          2.6.     Quorum  of  Shareholders;  Adjournment.  Unless  otherwise
                   --------------------------------------
provided in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the shareholders, and the shareholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the shareholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting.

          2.7.     Voting  by  Shareholders.
                   ------------------------

               (a)     Voting  on  Matters Other than the Election of Directors.
                       --------------------------------------------------------
With respect to any matters as to which no other voting requirement is specified by the Act, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for shareholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the shareholders as to which a shareholder approval requirement is applicable under the shareholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the Act, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such shareholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

               (b)     Voting  in  the  Election of Directors.  Unless otherwise
                       --------------------------------------
provided in the Articles of Incorporation or these Bylaws in accordance with the Act, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

               (c)     Other.  The Board of Directors, in its discretion, or the
                       -----
officer of the Company presiding at a meeting of shareholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.


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     2.8.     Business  to  be  Conducted  at  Annual  or  Special  Shareholder
              -----------------------------------------------------------------
Meetings.  At  any annual or special meeting of shareholders, only such business
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shall  be  conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the shareholders with respect to such meeting.

          2.9.     Proxies.  Each  shareholder  entitled to vote at a meeting of
                   -------
shareholders  may  authorize  another person or persons to act for him by proxy.
Proxies for use at any meeting of shareholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

          2.10.     Approval  or  Ratification  of  Acts  or  Contracts  by
                    -------------------------------------------------------
Shareholders.  The  Board  of  Directors in its discretion may submit any act or
------------
contract for approval or ratification at any annual meeting of the shareholders, or at any special meeting of the shareholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the shareholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the shareholders as if it has been approved or ratified by every shareholder of the Company.

     2.11.     Inspectors  of  Election.  The  Company  shall, in advance of any
               ------------------------
meeting of shareholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of shareholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

     The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

                                  ARTICLE III
                                   DIRECTORS

          3.1.     Powers, Number,  Classification  and  Tenure.
                   --------------------------------------------

               (a) The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director's successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

               (b) Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as


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provided  in  the  Articles  of  Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          3.2.     Qualifications.  Directors need not be residents of the State
                   --------------
of Florida or shareholders of the Company.

          3.3.     Place  of  Meeting;  Order  of Business.  Except as otherwise
                   ---------------------------------------
provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Florida, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

          3.4.     Regular Meetings.  Regular meetings of the Board of Directors
                   ----------------
shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

          3.5.     Special Meetings.  Special meetings of the Board of Directors
                   ----------------
shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

          3.6.     Attendance  at and Notice of Meetings.  Written notice of the
                   -------------------------------------
time and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          3.7.     Quorum  of  and  Action  by  Directors.  A  majority  of  the
                   --------------------------------------
directors in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

          3.8.     Board  and  Committee  Action  Without  a  Meeting.  Unless
                   --------------------------------------------------
otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

     3.9.     Board and Committee Telephone Meetings.  Subject to the provisions
              --------------------------------------
required or permitted by the Act for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except


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where  a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          3.10.     Compensation.  Directors shall receive such compensation for
                    ------------
their  services  as  shall  be  determined  by  the  Board  of  Directors.

          3.11.     Removal.  Directors may be removed from office in the matter
                    -------
set forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

          3.12.     Committees  of  the  Board  of  Directors.
                    -----------------------------------------

               (a) The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the Act, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 607.0825 of the Act. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

               (b) The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

               (c) Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

               (d) Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

               (e)     Executive  Committee.  The  Board of Directors may create
                       --------------------
an Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Florida law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the


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designations  and  any  of  the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

               (f)     Audit  Committee.  The  Board  of Directors may create an
                       ----------------
Audit Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for shareholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

               (g)     Nominating  Committee.  The Board of Directors may create
                       ---------------------
a Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the shareholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual shareholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

               (h)     Compensation  Committee.  The  Board  of  Directors  may
                       -----------------------
create a Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors' fees, and (iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

                                   ARTICLE IV
                                    OFFICERS

          4.1.     Designation.  The  officers of this corporation shall consist
                   -----------
of a president, a secretary and a treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and


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agents  as  may  be deemed necessary may be elected or appointed by the Board of
Directors from time to time. Any two or more offices may be held by the same person.

          4.2.     Duties.  The  officers  of  this  corporation  shall have the
                   -------
following  duties:

     The President shall be the chief executive officer of the corporation, shall have general and active management of the business and affairs of the corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the shareholders and Board of Directors.

     The Secretary shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the shareholders and Board of Directors, send all notices of all meetings and perform such other duties as may be prescribed by the Board of Directors or the President.

          4.3.     Removal  of  Officers.  An  officer  or  agent  elected  or
                   ----------------------
appointed by the Board of Directors may be removed by the board whenever in its judgment the best interests of the corporation will be served thereby. Any vacancy in any office may be filed by of Directors.

          4.4.     Action  with  Respect  to  Securities  of Other Corporations.
                   ------------------------------------------------------------
Unless otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                                  CAPITAL STOCK

          5.1.     Certificates  for Shares.  The certificates for shares of the
                   ------------------------
capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company's shareholders, which shall represent the number of shares to which such shareholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

          5.2.     Multiple  Classes  of Stock.  As the Company is authorized to
                   ---------------------------
issue more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting shareholder.

          5.3.     Transfer of Shares.  The shares of stock of the Company shall
                   ------------------
be transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

          5.4.     Ownership  of  Shares.  The  Company is entitled to treat the
                   ---------------------
holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Florida.


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
          5.5.     Regulations  Regarding Certificates.  The  Board of Directors
                   -----------------------------------
shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

          5.6.     Lost  or  Destroyed Certificates.  The Board of Directors may
                   --------------------------------
determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

                                   ARTICLE VI
                                INDEMNIFICATION

          6.1.     General.  The  Company  shall  indemnify  its  directors,
                   -------
officers, employees, agents and others as provided in the Articles of Incorporation.

          6.2.     Request  for  Indemnification.  A  party  requesting
                   -----------------------------
indemnification (the "Indemnitee") shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

          6.3.     Extension  of  Rights.  No amendment, alteration or repeal of
                   ---------------------
this Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the Act.

          6.4.     Insurance  and  Subrogation.  The Company shall not be liable
                   ---------------------------
under the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

          6.5.     Severability.  If any provision or provisions of this Article
                   ------------
VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          6.6.     Notices.  Promptly  after receipt by the Indemnitee of notice
                   -------
of the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

     6.7.     Contractual  Rights.  The  right  to  be  indemnified  or  to  the
              --------------------
advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

          7.1.     Bylaw  Amendments.  These  Bylaws  may  be  amended  by  the
                   ------------------
Directors or the shareholders of the Company.

          7.2.     Books  and Records.  The Company shall keep books and records
                   -------------------
of account and shall keep minutes of the proceedings of its shareholders, its Board of Directors and each committee of its Board of Directors.

          7.3.     Notices;  Waiver  of Notice.  Whenever any notice is required
                   ----------------------------
to be given to any shareholder, director or committee member under the provisions of the Act, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

          Whenever any notice is required to be given to any shareholder, director or committee member under the provisions of the Act, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          7.4.     Resignations.  Any  director  or  officer  may  resign at any
                   -------------
time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

          7.5.     Seal.  The  seal  of the Company shall be in such form as the
                   -----
Board  of  Directors  may  adopt.

          7.6.     Fiscal  Year.  The  fiscal  year  of  the  Company  shall  be
                   -------------
determined by a resolution adopted by the Board of Directors.

          7.7.     Facsimile Signatures.  In  addition to the provisions for the
                   ---------------------
use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

          7.8.     Reliance  upon Books, Reports and Records.  Each director and
                   ------------------------------------------
each member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

                                  ARTICLE VIII
                               ADOPTION OF BYLAWS

          8.1.     Adoption.  These  Bylaws  were  adopted  by  the  Board  of
                   ---------
Directors as of December 15, 2004.


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